UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange

Act of 1934

Date of Report (Date of Earliest Event Reported):

October 9, 2014

MEASUREMENT SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-11906	22-2378738
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1000 Lucas Way, Hampton, VA 23666

(Address of principal executive offices) (Zip Code)

(757) 766-1500

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.02.	Termination of Material Definitive Agreement.

In connection with the Merger (as defined below), on October 9, 2014, Measurement Specialties, Inc. (the “Company”) paid in full all amounts outstanding and satisfied and discharged its obligations under the Senior Secured Credit Facility dated June 1, 2010, by and among the Company and the U.S. Credit Parties signatory thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, Bank of America, N.A., as syndication agent and certain other parties thereto and (ii) the Master Shelf Agreement dated June 1, 2010, by and among the Company, the U.S. Credit Parties signatory thereto, and Prudential Investment Management, Inc., and, in each case, the Company terminated its commitments thereunder.

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 9, 2014, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 18, 2014, by and among the Company, TE Connectivity Ltd., a Swiss corporation (“TE”), and Wolverine-Mars Acquisition, Inc., a Delaware corporation and a wholly owned indirect subsidiary of TE (“Merger Sub”), the Company was acquired by TE through a merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of TE (the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”), (i) each outstanding share of common stock, no par value, of the Company (the “Common Stock”), other than treasury shares and shares of Common Stock held by the Company, TE or Merger Sub, was converted into the right to receive $86.00 in cash, without interest (the “Merger Consideration”) and (ii) each award of stock options or restricted share units with respect to Common Stock was cancelled in exchange for the right to receive, subject to award vesting conditions, an amount in cash equal to the product of (x) $86.00 per share of Common Stock (in the case of stock options, less the applicable exercise price) multiplied by (y) the total number of shares of Common Stock subject to such award. The total transaction value was approximately $1.7 billion (including assumption of net debt).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on June 19, 2014, and which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 9, 2014, in connection with the Merger, the Company notified the NASDAQ Stock Market (“NASDAQ”) that the Merger had been completed and requested that trading of the Common Stock on NASDAQ be suspended prior to the opening of trading on October 10, 2014. In addition, the Company requested that NASDAQ file with the SEC an application on Form 25 to delist the Common Stock from NASDAQ and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 5.03 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, the directors of Merger Sub at the Effective Time became the directors of the Surviving Corporation. In connection therewith, each of Morton L. Topfer, Frank D. Guidone, Satish Rishi, R. Barry Uber and Kenneth E. Thompson resigned from the Company’s board of directors. Also in connection with the Merger, the new officers of the Company are Harold G. Barksdale, President and Secretary; Brian Borradaile, Vice President; John M. Roselli, Vice President; J. William McArthur, Jr., Vice President; David S. Miller, Vice President; Driscoll Nina, Vice President; Eric J. Resch, Vice President, Tax; Mario Calastri, Vice President and Treasurer; and Thomas G. Ernst, Vice President and Assistant Treasurer. In connection with the Merger, all former officers of the Company were removed as legal officers of the Company, except that Mark Thomson will continue to serve as the Company’s Chief Financial Officer for a short period following the Merger. In connection with the Merger at the Effective Time Mr. Guidone’s employment and his employment agreement with the Company terminated. Mr. Guidone has entered into a consulting services agreement with Tyco Electronics Corporation, a subsidiary of TE, which will become effective on the day after the Effective Time, subject to Mr. Guidone’s execution and non-revocation of a confidential separation agreement and general release with the Company, substantially in the form attached to his employment agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety. The amended and restated certificate of incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Immediately following the Effective Time, the bylaws of the Company were amended and restated in their entirety. The amended and restated bylaws of the Company are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 18, 2014 by and among Measurement Specialties, Inc., TE Connectivity Ltd. and Wolverine-Mars Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 19, 2014).
3.1	Third Amended and Restated Certificate of Incorporation of Measurement Specialties, Inc.
3.2	Second Amended Bylaws of Measurement Specialties, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2014	Measurement Specialties, Inc.

	By:	/s/ Mark Thomson
Mark Thomson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 18, 2014 by and among Measurement Specialties, Inc., TE Connectivity Ltd. and Wolverine-Mars Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 19, 2014).
3.1	Third Amended and Restated Certificate of Incorporation of Measurement Specialties, Inc.
3.2	Amended Bylaws of Measurement Specialties, Inc.